Exhibit 99.1

OfficeMax Incorporated

263 Shuman Boulevard Naperville, IL 60563

News Release

Investor Contact	Media Contact
Mike Steele	Julie Treon
630 864 6826	630 864 6155

For Immediate Release: July 24, 2013

OfficeMax Announces Promotion of Deb O’Connor to Interim CFO

and Departure of EVP and CFO Bruce Besanko

Naperville, Ill. – OfficeMax® Incorporated (NYSE:OMX), a leading provider of office and facility supplies, technology and services, today announced that Bruce Besanko, executive vice president and chief financial officer, will leave the company to become the executive vice president and chief financial officer of SUPERVALU Inc. His last day at OfficeMax will be August 6. Besanko has served OfficeMax as CFO since 2009, playing an instrumental role in strengthening and overseeing the company’s financial functions and processes.

“We thank Bruce for his many contributions to OfficeMax,” said Ravi Saligram, President and CEO of OfficeMax. “He has successfully guided OfficeMax’s financial functions, establishing a reputation for performance, accountability and transparency. As importantly, he has developed a strong and experienced leadership team who will continue leading our finance operations. We wish Bruce all the best in his new endeavors.”

As OfficeMax progresses toward its proposed merger with Office Depot, Deb O’Connor, senior vice president, finance and chief accounting officer, will assume the role of interim chief financial officer, effective August 7. A five-year veteran of OfficeMax, O’Connor previously served as senior vice president and controller of the ServiceMaster Company, one of the world’s largest residential services networks.

“I am delighted to promote Deb and welcome her to our executive committee as we move through this transformative period and historic proposed merger with Office Depot,” said Saligram. “Deb brings not only broad and deep financial experience, but also a very personal and hands-on knowledge of our business, markets and most critical strategic initiatives. She is uniquely qualified to serve in this role, and I am very confident she will continue to add tremendous value to our company and our shareholders.”

Effective immediately, Steve Parsons, EVP and chief human resources officer, will serve as co-leader of the merger integration planning process along with Mike Newman, EVP and chief financial officer of Office Depot. Prior to joining OfficeMax, Parsons has been involved in integration planning for mergers of varying complexity and scale, up to and including multi-billion-dollar transactions. Ravi Saligram, President and CEO of OfficeMax, and Neil Austrian, Chairman and CEO of Office Depot, will continue to provide overall sponsorship and stewardship of the integration planning process.

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About OfficeMax

OfficeMax Incorporated (NYSE: OMX) is a leader in integrating products, solutions and services for the workplace, whether for business or at home. The OfficeMax mission is simple: We provide workplace innovation that enables our customers to work better. The company provides office supplies and paper, print and document services, technology products and solutions, and furniture to businesses and consumers. OfficeMax consumers and business customers are served by approximately 29,000 associates through OfficeMax.com; OfficeMaxWorkplace.com and Reliable.com; more than 900 stores in the U.S. and Mexico; and direct sales and catalogs. OfficeMax has been named one of the 2013 World’s Most Ethical Companies, and is the only company in the office supply industry to receive Ethics Inside® Certification by the Ethisphere Institute. To find the nearest OfficeMax, call 1-877-OFFICEMAX. For more information, visit www.OfficeMax.com.

All trademarks, service marks and trade names of OfficeMax Incorporated used herein are trademarks or registered trademarks of OfficeMax Incorporated. Any other product or company names mentioned herein are the trademarks of their respective owners.

FORWARD-LOOKING STATEMENTS

Certain statements made in this document and other written or oral statements made by or on behalf of OfficeMax and Office Depot constitute “forward-looking statements” within the meaning of the federal securities laws, including statements regarding both companies’ future performance, as well as management’s expectations, beliefs, intentions, plans, estimates or projections relating to the future. OfficeMax and Office Depot cannot guarantee that the macroeconomy will perform within the assumptions underlying their respective projected outlook; that their respective initiatives will be successfully executed and produce the results underlying their respective expectations, due to the uncertainties inherent in new initiatives, including customer acceptance, unexpected expenses or challenges, or slower-than-expected results from initiatives; or that their respective actual results will be consistent with the forward-looking statements and you should not place undue reliance on them. In addition, forward-looking statements could be affected by the following additional factors, among others, related to the business combination: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement or the failure to satisfy closing conditions; the ability to obtain regulatory approvals or third-party approvals for the transaction and the timing and conditions for such approvals; the risk that the synergies from the transaction may not be realized, may take longer to realize than expected, or may cost more to achieve than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the ability to successfully integrate the businesses; unexpected costs or unexpected liabilities that may arise from the transaction, whether or not consummated; the inability to retain key personnel; future regulatory or legislative actions that could adversely affect OfficeMax and Office Depot; and business plans of the customers and suppliers of OfficeMax and Office Depot. The forward-looking statements made herein are based on current expectations and speak only as of the date they are made. OfficeMax and Office Depot undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise. Important factors regarding OfficeMax and Office Depot that may cause results to differ from expectations are included in the companies’ respective Annual Reports on Form 10-K for the year ended December 29, 2012, under 1A “Risk Factors”, and in the companies’ other filings with the SEC.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities in any jurisdiction in connection with the proposed merger of Office Depot with OfficeMax or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Office Depot has filed with the SEC a registration statement on Form S-4 that includes a definitive Joint Proxy Statement of Office Depot and OfficeMax that also constitutes a definitive prospectus of Office Depot. The registration statement was declared effective by the SEC on June 7, 2013. Office Depot and OfficeMax mailed the definitive Joint Proxy Statement/Prospectus to their respective shareholders in connection with the transaction on or about June 10, 2013. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT OFFICE DEPOT, OFFICEMAX, THE TRANSACTION AND RELATED MATTERS. Investors and shareholders are able to obtain free copies of the definitive Joint Proxy Statement/Prospectus and other documents filed with the SEC by Office Depot and OfficeMax through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders are able to obtain free copies of the definitive Joint Proxy Statement/Prospectus and other documents filed by Office Depot with the SEC by contacting Office Depot Investor Relations at 6600 North Military Trail, Boca Raton, FL 33496 or by calling 561-438-7878, and are able to obtain free copies of the definitive Joint Proxy Statement/Prospectus and other documents filed by OfficeMax by contacting OfficeMax Investor Relations at 263 Shuman Blvd., Naperville, Illinois 60563 or by calling 630-864-6800.

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